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                                  EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that DAKTRONICS, INC., a South Dakota corporation (the "Company"), and each of the undersigned directors of the Company, hereby constitutes and appoints James B. Morgan and William R. Retterath and each of them (with full power to each of them to act alone) its/his true and lawful attorney-in-fact and agent, for it/him and on its/his behalf and its/his name, place and stead, in any and all capacities to sign, execute, affix its/his seal thereto and file one or more Registration Statements on Form S-8 or any other applicable form under the Securities Act of 1933, as amended, and amendments thereto, including pre-effective and post-effective amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, relating to 2,400,000 shares to the Company's common stock, no par value, (the "Common Stock") reserved for issuance with respect to the Company's 1993 Incentive Stock Option Plan, as amended, 2001 Incentive Stock Option Plan, and 800,000 shares of the Company's common stock, reserved for insurance with respect to the Company's 1993 Outside Directors Stock Option Plan, as amended, 2001 Outside Directors Stock Option Plan.

         There is hereby granted to said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in respect of the foregoing as fully as it/he or itself/himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument and any of the undersigned directors may execute this Power of Attorney by signing any such counterpart.

         IN WITNESS WHEREOF, DAKTRONICS, INC. has caused this Power of Attorney to be executed in its name by its Chief Financial Officer on the 8th day of November, 2001.

                                        DAKTRONICS, INC.




                                        By
                                          ---------------------------------
                                          William R. Retterath
                                          Chief Financial Officer

         The undersigned, directors of DAKTRONICS, INC., have hereunto set their hands as of the 8th day of November, 2001.

Signature                    Title                            Date
---------                    -----                            ----

By James B. Morgan           Chief Executive Officer &        November 8th, 2001
   ---------------------     Director
   James B. Morgan           (principal executive officer)


By William R. Retterath      Chief Financial Officer          November 8th, 2001
   ---------------------     (principal financial and
   William R. Retterath      accounting officer)

By                           Director                         November 8th, 2001
   ---------------------     Chairman of the Board
   Aelred J. Kurtenbach


By                           Director                         November 8th, 2001
   ---------------------
   Roland J. Jensen


By                           Director                         November 8th, 2001
   ---------------------
   Frank J. Kurtenbach


By                           Director                         November 8th, 2001
   ---------------------
   John L. Mulligan


By                           Director                         November 8th, 2001
   ---------------------
   Charles S. Roberts


By                           Director                         November 8th, 2001
   ---------------------
   Duane E. Sander


By                           Director                         November 8th, 2001
   ---------------------
   Nancy D. Frame


By                           Director                         November 8th, 2001
   ---------------------
   James A. Vellenga